Short Term Debt	6 Months Ended
Jun. 30, 2012
Short Term Debt [Abstract]
Short Term Debt
6.  Short Term Debt

On October 10, 2011, the Company issued to SAGA a promissory note in the principal amount of $1,712 due October 10, 2012 bearing interest of 8% per annum as part of a settlement agreement entered by the Company and SAGA on April 6, 2011 for a litigation case that was filed by SAGA against the Company on an alleged loan and for alleged breach of contract in connection with the formation of a joint venture (see Note 3).

The $1,712 principal amount is included in Short Term Debt and the accrued interest is included in Accrued Liabilities on the Company's consolidated balance sheets at June 30, 2012 and December 31, 2011.  Interest expense related to the promissory note for the three and six months ended June 30, 2012 was $34 and $(34), respectively.  On July 11, 2012, the Company paid $1,743 to SAGA and paid off all amounts owed under the SAGA promissory note.

On January 17, 2012, February 27, 2012, March 28, 2012 and April 25, 2012, the Company issued 8% unsecured, bridge promissory notes to Visser that were due upon demand in the amount of $200, $200, $350 and $300, respectively.  The aggregate principal amount of $1,050 and accrued interest under the bridge promissory notes were all paid off on June 1, 2012 by utilizing a portion of the proceeds received under the financing component of the Visser MTA Agreement (see Note 3).  Interest expense on the promissory notes were $13 and $18 for the three and six months ended June 30, 2012.